UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2021

USIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities.

On November 19, 2021, we entered into a securities purchase agreement for the sale and purchase of 142,857 shares of our common stock, $0.001 par value at a purchase price of $7.00 per share. Our board of directors approved the issuance on November 18, 2021. We received $1,000,000 in gross proceeds from the offering. We intend to use the net proceeds from this placement for general working capital purposes. After the closing of this private placement, the number of shares outstanding is 25,125,520.

The issuance of the shares of common stock was exempt from registration pursuant to the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D, inasmuch as it was not a public offering since no general solicitation or advertising of any kind was used in connection with the issuance and the recipients were knowledgeable accredited investors who understand the investment risks. Accordingly, the shares issued as part of the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, the compensation committee of our board of directors approved an increase of the base salary of several of our officers, including our Named Executive Officers, effective November 22, 2021. The raises included:

●	Tom Jewell, our Chief Financial Officer, to $325,000 from $240,000 per annum; and
●	Houston Frost, our Senior Vice President, Corporate Development and Prepaid Products, to $200,000 from $172,000 per annum.

On November 18, 2021, our compensation committee further approved stock bonuses for employees, officers and directors, including our Named Executive Officers. The grants were made on November 18, 2021, using the closing price of $6.39 per share. All grants are subject to time-based vesting and upon a change of control. The participating officers were as follows:

●
Louis A. Hoch, our Chief Executive Officer and President, long-term grant of 100,000 restricted shares of common stock vesting on the 10-year anniversary, and a short-term grant of 30,000 restricted shares of common stock vesting in three equal tranches of 10,000 each on November 18, 2022, 2023 and 2024;

●
Tom Jewell, Chief Financial Officer, long-term grant of 50,000 restricted shares of common stock vesting on the 10-year anniversary, and a short-term grant of 21,000 restricted shares of common stock vesting in three equal tranches of 7,000 each on November 18, 2022, 2023 and 2024; and

●
Houston Frost, our Senior Vice President, Corporate Development and Prepaid Products, long-term grant of 25,000 restricted shares of common stock vesting on the 10-year anniversary, and a short-term grant of 6,000 restricted shares of common stock vesting in three equal tranches of 2,000 each on November 18, 2022, 2023 and 2024.

In addition, our directors Blaise Bender, Ernesto Beyer, and Brad Rollins each received 12,000 restricted stock units for shares of common stock, vesting one-third each on November 18, 2022, 2023 and 2024, or upon change of control.

The foregoing descriptions of the employment agreements are not complete and are qualified in their entirety by reference to the full text of the purchase and employment agreements, copies of which are filed herewith as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. The words “continue,” “will,” “bring,” “believe,” “estimate,” “expect,” “intend,” “plan,” “expand,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including risks related to the pandemic, the realization of the anticipated opportunities from the Singular acquisition, management of our growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the loss of key personnel, growing competition in the electronic commerce market, the security of the Company’s software, hardware and information, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in its filings with the SEC, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01	Financial Statements and Exhibits.

10.1	Securities Purchase Agreement between Usio, Inc. and Voyager Digital Holdings, Inc. dated November 19, 2021.

10.2	Fifth Amendment to Employment Agreement between Usio, Inc. and Tom Jewell, dated November 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USIO, INC.
Date: November 23, 2021
By: /s/ Louis A. Hoch
Name: Louis A. Hoch
Title: Chief Executive Officer and President